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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    October 15, 1997
                                                   -------------------


                         Busse Broadcasting Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   33-99622                    38-2750516
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)


141 East Michigan Avenue, Suite 300
Kalamazoo, Michigan                                              49007
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (616) 388-8019
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                                    No Change
               ------------------------------------------------
          (Former name or former address, if changed since last report)

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                         BUSSE BROADCASTING CORPORATION



ITEM 5:   Other Events:

          Reference is made to the Press Release of Busse Broadcasting Corporation, a Delaware corporation (the "Company"), dated October 15, 1997 attached hereto as Exhibit 10.1 and incorporated by reference herein. The Press Release announces that the Company has been advised by its controlling stockholders that they have directed Morgan Stanley & Co. Incorporated, their financial advisor, to resume the evaluation of strategic transactions in connection with the possible sale of the Company.


ITEM 7:   Financial Statements and Exhibits

     A.   Financial Statements:  None

     B.   Exhibits:

          Description                             Exhibit
          -----------                             -------
Press Release dated October 15, 1997               10.1


                                       -2-

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BUSSE BROADCASTING CORPORATION
                               (Registrant)


Dated:  October 15, 1997

                              By:   /s/ James C. Ryan
                                    -----------------
                              Name:  James C. Ryan
                              Title: Chief Financial Officer

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                                  EXHIBIT INDEX
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                                                  Exhibit
                                                  -------
Press Release dated October 15, 1997               10.1